NYSE: GTN
Investor Presentation

May 13, 2014

Summary

- **Company Overview**

  Gray Television is a Dominant Mid-Market TV Platform with Significant Upside

  - *Selectively acquiring stations*
    - ♦ *Closed: 12 stations – 6 new markets – 1 existing market, October 2013 to May 2014*
    - ♦ *Pending Acquisitions: 18 stations – 20 affiliations – 6 new markets – 3 existing markets*

- **Industry Overview**

  Strong Industry Fundamentals and Growing Revenue Streams

- **Financial Overview**

  Strong Momentum in the Core Business with Record 2012 Political and Retransmission Growth

gray

Television • Digital • Mobile

Company Overview

Note: Certain station information in this presentation includes stations under LMA or SSA agreements with Gray.

Key Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid Markets with Dominant Market Positions
  - ✓ #1 or #2 market rank in 31 out of 36 markets as of May 1, 2014
  - ✓ #1 or #2 market rank in 38 out of 42 markets after all pending transactions close
- ✓ Improving Advertising Market and Diversified Revenue Mix
- ✓ Strategic Acquisition Opportunities
- ✓ Large Political Upside in Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management Team With Track Record of Equity Value Creation

Gray Television is a Dominant Mid-Market TV Platform

As of February 1, 2014:

- 110 total program streams spread across 34 markets
  - 52 affiliations with a "Big 4" network and 58 additional program streams[1]
- Reached 6.4% of U.S. TV households, significantly below FCC cap
- #1 market rank in 23 markets
- #1 news ranking in 22 markets and leading franchises
- #1 or #2 market rank in news and overall audience in 31 markets
- Strong market and network diversification
- 18 collegiate markets and 9 state capitals provide stability
- Dominance in political revenue through presence in key battleground states

"Big 4" Channels by Affiliate: 52



FOX
5
10%
abc
9
17%
CBS
24
46%
14
27%

2013 Revenue by Affiliate: $346 mm



abc
14%
FOX
2%
Other
4%
CBS
45%
35%

(1) Certain program channels are affiliated with more than one additional network simultaneously.
Non-revenue information includes stations under LMA or SSA agreements with Gray, but excludes all pending acquisitions not under LMA or SSA.

Gray Has a Diverse and National Footprint

42 markets reaching approximately 7.4% of US TV households(1)


North Platte, NE(4)
FOX
Helena, MT(4)
Great Falls, MT(4)
Rapid City, SD
FOX
Sioux Falls, SD(4)
Bismarck, ND(2,3)
Fargo, ND(4)
Lincoln, NE
Omaha, NE
Wausau - Rhinelander, WI
North Platte, NE
Casper, WY
La Crosse - Eau Claire, WI
Madison, WI
Rockford, IL
Parkersburg, WV
FOX
Harrisonburg, VA
FOX
South Bend, IN
Lansing, MI
Lexington, KY
Cheyenne, WY
Charleston-Huntington, WV
Topeka, KS
Charlottesville, VA
FOX
Hazard, KY
Reno, NV
Greenville - New Bern - Washington, NC
Grand Junction, CO (2)
Bowling Green, KY
FOX
Colorado Springs - Pueblo, CO
Knoxville, TN
Wichita - Hutchinson, KS
Augusta, GA
Sherman, TX - Ada, OK
FOX
Albany, GA
Alexandria, LA(4)
Waco-Temple - Bryan, TX
Dothan, AL
Monroe, LA(4)
Tallahassee, FL - Thomasville, GA
Laredo, TX(3)
Panama City, FL
Meridian, MS
Gray TV Station
State Capital in DMA

(1) Upon completion of all pending acquisitions.
(2) Station under SSA with Gray.
(3) ABC expected to commence operations July, 2014.
(4) Pending acquisition.

Highly Experienced Senior Management

Focused on maximizing potential of existing portfolio, while prudently pursuing strategic growth opportunities

Name	Years at Gray TV	Years in Industry	Background and Notable Achievements
Hilton H. Howell, Jr. *Director, Vice Chairman, President & CEO*	20	20	▪ CEO since 2008, Vice Chairman since 2002 and director since 1993 ▪ Served as President and CEO of Atlantic American Corporation since 1995 ▪ Served as EVP and General Counsel of Delta Life Insurance Company and Delta Fire & Casualty Insurance Company since 1991
James C. Ryan *SVP & CFO*	15	28	▪ CFO since 1998 and additionally serves as SVP of Finance ▪ Served as SVP since 2002 and as VP from 1998 to 2002 ▪ Served as the CFO of Busse Broadcasting Corporation from 1987 to 1998
Kevin P. Latek *SVP – Business Affairs*	2	17	▪ Joined Gray in 2012 after spending 15 years representing television broadcasters in FCC regulatory and transactional matters with law firm Dow Lohnes ▪ Member of the CBS Affiliates Board; former member of, and previously counsel to, Fox Affiliate Board of Governors
Nick Waller *SVP – Mid-Atlantic & South*	13	13	▪ Joined Gray in 2000, after spending 20 years with Datasouth Computer Corporation, first as CFO and eventually as President ▪ Director of the Florida Association of Broadcasters
Bob Smith *SVP – Midwest & West*	27	27	▪ Started as an account executive at Gray TV in Eau Claire, Wisconsin in 1986 ▪ Served as SVP since July 2013 and served in various roles from 1986 – 2013 at Gray TV ▪ Has served on the Boards of Directors of the Wisconsin Broadcaster Association, among others
Jason Effinger *SVP – Media & Technology*	12	22	▪ Joined Gray TV in 2001 as a station manager ▪ Serves as SVP since July 2013 and served as Regional VP prior to that ▪ Serves as Vice Chair of the Nebraska Broadcasters Association

The Importance of Being #1


Price Leadership
Reinvest in Business
Dominant News Franchises Drive Traffic
Reinvest in Business
Network and News Ratings

- Dominate local and political revenue with highly-rated news platforms
- Greater purchasing power and leverage with MVPDs, networks and programmers
- Deliver high margins
- Maximize free cash flow
- Attract and retain high quality talent

Long History of Being #1 in the Market [1]

CBS


11
12
12
12
12
12
11
13
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
'11/'12
'12/'13

CBS National Ranking	1	1	2	1	1	1	1	1


8
7
5
5
8
7
7
7
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
'11/'12
'12/'13

NBC National Ranking	3	4	4	4	4	4	3	3

abc


4
4
4
4
3
3
4
3
'05/'06
'06/'07
'07/'08
'08/'09
'09/'10
'10/'11
'11/'12
'12/'13

ABC National Ranking	2	2	3	2	2	2	2	2

(1) Number of Gray stations ranked #1
Does not include stations acquired in 2013, 2014 or pending acquisitions.

Gray's Stations Dominate Local News and Information

- Gray's early evening local newscasts outperform the national average by 73%
- Gray's late local newscasts outperforms the national average by 66%
- Better than national average for all major affiliate news programs



National Average vs. Gray
November '13 Household Share
15
25
11
19
Early Evening News
Late News
NSI National Average
Gray Average of All Stations



CBS vs. Gray
November '13 Household Share
9
12
9
19
12
12
5
10
CBS This Morning
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray



NBC vs. Gray
November '13 Household Share
13
24
11
29
9
11
7
17
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray



ABC vs. Gray
November '13 Household Share
15
28
10
21
10
12
5
11
Good Morning America
Network News
Prime (Mon-Sun)
Nightline / Jimmy Kimmel
abc
Gray

Does not include stations under LMA or SSA agreements with Gray.

Stable Markets – Concentration on DMAs 61-208
With Focus on State Capitals / Collegiate Presence

Market	College(s)	Approximate Enrollment
Waco, TX		92
Topeka, KS		53
Lansing, MI		49
Tallahassee, FL	Florida A&M University	43
Madison, WI		43
Lexington, KY		29
Knoxville, TN		27
Lincoln, NE		24
Greenville, NC		21
Charlottesville, VA		21
Reno, NV		19

Market	College(s)	Approximate Enrollment
Bowling Green, KY		18
Harrisonburg, VA		18
Cheyenne, WY		13
Charleston-Huntington, WV		10
Monroe, LA(1)		9
South Bend, IN		8
Colorado Spring, CO		8
Bismarck, ND(1)		4
Great Falls, MT(1)	University of Great Falls; Great Falls College Montana State University	3
Helena, MT(1)		1
Parkersburg, WV	Marietta College	1

Why university towns and state capitals?

- Better demographics
- More stable economies

- Affinity between station and university sports teams
- Gray stations cover 11 state capitals and 22 university towns, representing enrollment of approximately 514,000 students

(1) Pending acquisition
(2) Note: Shading indicates DMA includes state capital. Enrollment in thousands.

Operational Strategy Focused on Market Leadership and Growth

- Maintain and grow our market leadership position
- Pursue selective strategic transactions
- Continue to prudently invest in local content and news, syndicated programs, top talent and community relationships
- Seek new media opportunities – currently operate web, mobile and desktop applications in all of our markets
- Monetize digital spectrum through growth in spectrum channels
- Drive free cash flow generation


Maintain Leadership and Grow Free Cash Flow
Monetize Spectrum
Accretive Partnerships
Internet and Socialization
Retransmission Revenue
Political Revenue
Core Advertising Growth

Gray TV has Significant Opportunity to Grow


FCC U.S. TV Household Cap of 39%
44%
39%
38%
37%
30%
27%
23%
18%
15%
14%
13%
13%
11%
11%
10%
7.4%
4%
2%
Tribune
Sinclair
CBS
FOX
Gannett
NBC
ABC
Hearst
Media General
Nexstar
EW Scripps
Raycom
Cox
LIN TV
Meredith
Gray
Journal
Quincy

Source: Company filings, BIA Investing in Television 2013 and SNL Kagan
Includes stations under LMA or SSA agreements with Gray. Includes Gray's pending acquisitions.

Strategic Acquisition Opportunities

Potential for Equity Value Creation Through Accretive Acquisitions

- Industry continues to consolidate
- Gray TV's strategic transactions should not be curtailed by recent and proposed regulatory changes
- Gray TV is focused on prudently increasing its scale through accretive acquisitions and partnerships
- Increase in scale adds to operating leverage and negotiating power
- Growth in free cash flow generation

Illustrative Stock Price Accretion



15.0%
10.0%
5.0%
0.0%
Stock Price Accretion
Acquisitions
8.0x
7.5x
7.0x
Blended Buyer's Multiple

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media ad-based sources – internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2009 Net Revenue Mix: $270 mm



Internet 4%
Other 3%
Political 4%
Retransmission 6%
National 20%
Local 63%

2013 Net Revenue Mix: $346 mm



Other 4%
Political 1%
Internet 7%
Retransmission 12%
National 17%
Local 59%

Diversification Across Networks and Markets

As of December 31, 2013

Current Station Mix

110 Total Program Streams:(4)

52 Big 4 Affiliates:(4)

- 24 CBS
- 14 NBC
- 9 ABC
- 5 FOX

58 Additional Program Streams with:(2)(4)

- 12 CW
- 2 Telemundo
- 17 MyNetwork TV
- 9 ME TV
- 5 Antenna TV
- 3 This TV Network
- 1 Live Well Network
- 9 Local News/Weather

2013[1] Revenue: Top 10 Markets



Charleston / Huntington, WV 7%
Omaha, NE 6%
Lexington, KY 6%
Waco - Bryan, TX 6%
Knoxville, TN 5%
Madison, WI 4%
Wichita, KS 4%
Tallahassee, FL 4%
Lincoln, NE 4%
South Bend, IN 4%
Other 50%

2013[1] BCF: Top 10 Markets



Charleston / Huntington, WV 10%
Omaha, NE 7%
Lexington, KY 7%
Waco/Bryan, TX 6%
Tallahassee, FL 6%
Madison, WI 5%
Knoxville, TN 4%
Lincoln, NE 4%
Greenville, NC 4%
Harrisonburg, VA 4%
Other 43%

2013[1] Revenue by Affiliate: $346 mm



abc
14%
FOX
2%
4%
All Secondary Channels & Other
CBS
45%
35%

2013[1] BCF by Affiliate: $128.2 mm[3]



abc
12%
FOX
3%
All Secondary Channels & Other
5%
38%
CBS
42%

(1) LTM 2013 – Last 12 months ended December 31, 2013; historical "as reported."
(2) Certain program channels are affiliated with more than one additional network simultaneously.
(3) Excludes corporate expenses.
(4) Includes stations under LMA or SSA agreements with Gray.

Gray is a Leading Beneficiary of Political Revenue with Large Upside

Gray TV Political Revenue Commentary

- $86 million in 2012 – new record
- 2011 off year record $13.5 million
- Gray operates in key battleground states
  - #1 stations can capture over 50% of the political budget for a market
- Recent Supreme Court decisions removing limits on campaign spending have driven and will further drive incremental political revenue for Gray TV
- Revenue from issue-based political advertising expected to further drive growth
- Local news is a key medium for political advertisers to connect with potential voters

2012 Political Revenue as % of Total Net Revenue



21.2%
15.1%
13.8%
10.4%
9.6%
Gray TV
Media General
Lin TV
Nexstar
Sinclair

Note: Based on as reported financials per company filings

Gray TV Political Revenue(2)



($ in millions)
$53
$43
$48
$58
New Record
$86
New Record
2004PF
2006PF
2008
2010
2012
CAGRs
'08-'12: 16%
'06-'10: 7%

Strong Presence in Key Election States [1]



GTN Overlap with Key Elections

(1) Represents key swing states for presidential, senate and gubernatorial elections; includes pending acquisitions.
(2) Historical "as reported" political net revenue; 2004 and 2006 pro forma for acquisitions completed in 2005 and 2006. Does not include stations under LMA or SSA agreements with Gray.

Automotive Ad Spending on TV Continues to Grow but Remains Below Peak Levels

- Gray TV continues to benefit from the growth in auto ad spending
  - Auto ad spending grew ~8% in 2013
- In 2013, ~25% of Gray TV's total broadcast advertising revenue was derived from automotive customers
- TV auto ad spending growth of $0.4 billion or 16% from 2011 to 2012 but still below peak

TV Ad Spending in the Automotive Sector


($ in billions)
$3.7
$2.9
$1.7
$2.7
$2.7
$3.1
2007A
2008A
2009A
2010A
2011A
2012A

SAAR of U.S. Light Vehicle Sales


(in millions)
16.1
13.2
10.4
11.6
12.7
14.4
15.6
2007A
2008A
2009A
2010A
2011A
2012A
2013A

Source: TVB and U.S. Bureau of Economic Analysis (2009A-2013A)

Strong Growth in Retransmission Revenue

- Approximately 2 million subscribers(2) re-priced in two deals in Q4 2013
- Remaining 4.5 million subscribers(2) re-pricing between 12/31/14 and 3/31/15
- Anticipate significant price increase in each case

Gray TV Retransmission Revenue(1)



($ in millions)
2008-2013 CAGR: 68%
$1.0
$1.6
$2.4
$3.0
$15.6
$18.8
$20.2
$33.8
$39.8
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2005	2006	2007	2008	2009	2010	2011	2012	2013
% of Total Revenue	0.4%	0.5%	0.8%	0.9%	5.8%	5.4%	6.6%	8.3%	11.5%

Long Term Affiliate Contracts with "Big 4" Networks(2)

CBS

# of Channels	Renewal Date
18	12-31-14
2	6-30-15
1	9-10-15
3	12-31-16
1	3-2-17
1	12-31-17
1	8-31-18
27	

NBC

# of Channels	Renewal Date
6	1-1-15
15	12-31-15
1	1-1-16
2	12-31-17
24	

abc

# of Channels(4)	Renewal Date
1	8-31-14
4	12-31-17
8	12-31-18
1	TBD(4)
14	

FOX

# of Channels	Renewal Date
8	6-30-14
2	12-31-14
10	

(1) Historical as reported retransmission revenue.
(2) Includes SSAs and LMAs and pending acquisitions.
(3) As of December 31, 2013.
(4) Includes Laredo, Texas ABC station expected to launch in July, 2014, and Helena and Great Falls, Montana NBCs.

Successful Digital Media Initiatives

- Operate web and mobile applications in all markets
- Focused on local content: news, weather, sports
- All sites already converted to responsive design
- Moms Everyday digital vertical; deployed in each Gray TV market and continues to expand to other markets

MomsEveryday

Gray TV Digital Media Revenue(1)

($ in millions)



2005-2013 CAGR: 19%
$6.4
$7.6
$9.5
$11.9
$11.4
$13.4
$20.1
$25.0
$25.4
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2005	2006	2007	2008	2009	2010	2011	2012	2013
% of Total Revenue	2.4%	2.3%	3.1%	3.6%	4.2%	3.9%	6.5%	6.2%	7.3%



NEWS10 WILX
10 HD
WILX.com
COPYRIGHT 2013
GRAY TELEVISION GROUP, INC.



(1) Historical as reported

Unlocking the Value of Spectrum

Significant Potential Upside from the Monetization of Spectrum

- As of 12/31/13, 58 additional program streams[1] with programming from key networks including CW, MyNetwork TV, Telemundo, MeTv and Antenna TV[3]

2013[4]	2012[4]	Yr/Yr %
$19.5 million in net revenue	$14.9 million in net revenue	+31%
$9.9 million in BCF[2] – 51% Margin	$8.2 million in BCF[2] – 55% Margin	+21%

- Opportunity to **monetize digital spectrum** through more efficient use of spectrum
  - Converting spectrum to a content delivery network via broadcast overlay technology
  - Leasing it to wireless carriers
- Limited to no near-term interference from potential broadcast spectrum auction and regulatory rulings

(1) Certain program channels are affiliated with more than one additional network simultaneously.
(2) Excludes corporate expenses.
(3) Includes stations under LMA or SSA agreements with Gray.
(4) Revenue and BCF is historical as reported.

gray

Television • Digital • Mobile

Industry Overview

Television Continues to be the #1 Choice for Critical Mass Reach Among Advertisers

gray

TV Reaches More People than Any Other Medium



Television
88%
Internet
73%
Radio
59%
Newspaper
36%
Mobile Phone
28%
Magazines
25%
Tablet
12%

TV is the Most Influential Local Media

96 of the Top 100 Rated Programs are Broadcast Programs (P18-49)

Program Rank	Broadcast Stations	Cable TV	Total
1-25	24	1	25
26-50	24	1	25
51-75	24	1	25
76-100	24	1	25
Total	96	4	100

Note: Based on 2013 season NTI Live + Same Day estimates. Ranked by average audience % (ratings); in the event of a tie, impressions (000's) are used as a tiebreaker. Ad-Supported Subscription television only. Programming under 5 minutes excluded
Source: TVB

Primary Source of News



Newspapers
0.6%
Radio
3.9%
Internet
22.7%
Broadcast TV
52.2%
Cable News Networks
20.6%

Most Influential Media



Outdoor
0.5%
Mobile
0.5%
Other
12.3%
Internet
11.4%
Magazines
8.9%
Television
52.1%
Radio
3.8%
Newspapers
10.5%

Source of Local Weather, Traffic and Sports



Mobile / Other
14.0%
Newspapers
2.4%
Cable News Networks
3.6%
Public TV
6.7%
Broadcast TV
49.7%
Radio
6.5%
Internet
17.1%

Source: TVB Media Comparison Study 2012

Strong Growth in Other Key Revenue Streams

- Record level of political revenue in 2012 and estimates for continued growth through 2016

Industry-wide Political Spend on Local TV [1]

($ in billions)



2006A - 2016E CAGR: 7%
$1.6
$1.8
$2.2
$2.8
$2.6
$3.2
2006A
2008A
2010A
2012A
2014E
2016E

(1) Based on Local Broadcast TV political advertising only (excludes Local Cable TV)
Source: Magna Global, TVB, Moody's, SNL Kagan and Wall Street research

- Continued upside in retransmission fees, with revenue projected to reach $7.1 billion in 2018

Strong Growth in Retransmission Revenue

($ in billions)



Gross Retrans
Net Retrans
$2.4
$3.3
$4.3
$5.1
$5.9
$6.6
$7.1
$1.4
$1.8
$2.3
$2.8
$3.2
$3.5
$3.6
CAGR
20%
18%
2012A
2013E
2014E
2015E
2016E
2017E
2018E

Net Retransmission Revenue as % of Gross Retransmission Revenue:

57%	56%	55%	54%	54%	53%	51%

Changing Composition of Television Revenue



Ad Revenue
Gross Retrans Revenue
Online Revenue
Other Revenue
1%
2%
1%
2006A
96%
10%
6%
2012A
85%
19%
6%
2016E
74%

Significant Asset Value and Transaction Synergies for Television Broadcasters

M&A Consolidation Stages

- Stage 1: "Low hanging fruit"
- Stage 2: "Merger of smaller equals"
- Stage 3: "Merger of larger equals"
- Stage 4: "Station Swaps"

- TV broadcasting M&A activity has ramped up considerably
- Sizeable individual transactions in 2012 and 2013 at attractive valuations
- Significant transaction synergies

Average Blended Seller EBITDA Multiple of ~9.0x



10.0x
10.1x
8.3x
10.0x
8.3x
10.0x
10.1x
10.4x
6.2x
7.6x
12.4x
7.9x
8.9x
7.9x
9.2x
10.5x
10.2x
8.5x
9.7x
8.0x
7.3x
9.5x
8.0x
7.2x
Sinclair / Four Points (9/2011)
Scripps / McGraw-Hill (10/2011)
Sinclair / Freedom (11/2011)
LIN / New Vision (9/2012)
Nexstar / Newport (7/2012)
Sinclair / Newport (7/2012)
Cox Media / Newport (7/2012)
Journal / Landmark (9/2012)
Sinclair / Cox (2/2013)
Sinclair / Barrington (2/2013)
Sinclair / Fisher (4/2013)
Nexstar / CCA (4/2013)
Sinclair / Titan (4/2013)
Media General / Young (6/2013)
Gannett / Belo (6/2013)
Tribune / Local TV (7/2013)
Sinclair / Allbritton (7/2013)
Nexstar / Citadel & Stainless (9/2013)
Sinclair / New Age (9/2013)
Nexstar / Grant (11/2013)
GTN / Hoak & Prime Cities (11/2013)
Meredith / Gannett (12/2013)
E.W. Scripps / Granite (2/2014)
Quincy / Granite (2/2014)

Source: company filings, SNL Kagan and Wall Street research

Financial Overview

Historical Financial Overview – Continued Growth Over 2-Year Cycle

Net Revenue(1)

($ in millions)



$307
$327
$270
$346
$307
$405
$346
2007
2008
2009
2010
2011
2012
2013

	2007	2008	2009	2010	2011	2012	2013
YOY Growth		6%	(17%)	28%	(11%)	32%	(14%)
2YOY Growth			(12%)	6%	14%	17%	13%

Operating Cash Flow 2

($ in millions)



$99
$119
$71
$136
$97
$174
$114
2007
2008
2009
2010
2011
2012
2013

	2007	2008	2009	2010	2011	2012	2013
% Margin	32%	36%	26%	39%	32%	43%	33%

Capital Expenditures(1,3)

($ in millions)



$25
$16
$18
$19
$21
$23
$24
2007
2008
2009
2010
2011
2012
2013

	2007	2008	2009	2010	2011	2012	2013
% of Rev	8%	5%	7%	5%	7%	6%	7%

(1) Net Revenue and capital expenditures historical as reported
(2) Operating Cash Flow as defined in Senior Credit Facility; historical "as reported" basis.
(3) Net of insurance proceeds
Includes stations under LMA or SSA agreements with Gray in 2013.

Free Cash Flow

- Record free cash flow of $95 million in 2012
- 2012 OCF conversion rate into FCF: 54%
- Equity value creation through strong free cash flow generation
- Significant NOLs of $225 million, as of 12/31/13, expected to shield cash taxes in the near-term
- Gray trades at a discount to peers on a free cash flow basis with significant potential upside

Free Cash Flow [1]

($ in millions, except per share amounts)



2008-2012 CAGR: 17%
$8
$49
-$15
$50
$18
$95
$39
2007
2008
2009
2010
2011
2012
2013

% of OCF	8%	42%	N/M	37%	19%	54%	34%
FCF/Share[2]	$0.17	$1,04	N/M	$0.92	$0.32	$1.65	$0.66

(1) Free Cash Flow defined as Operating Cash Flow less cash interest, cash taxes and capital expenditures; historical as reported basis.
(2) Based on weighted average basic shares outstanding
Includes stations under LMA or SSA agreements with Gray in 2013.

Financial Leverage at Six Year Low

gray

- De-levered significantly (~4.0x) between December 2009 and December 2013
- Consistently reduced weighted average cost of debt
- Gray now generates significant free cash flow in both political and non-political years

Net Financial Leverage [1]

($ in millions)



Net Debt / OCF
Net Debt + Preferred Stock / OCF
8.0x
7.1x
9.6x
8.4x
8.5x
8.0x
7.5x
7.1x
6.1x
6.1x
5.7x
5.7x
2008
2009
2010
2011
2012
2013

	2008	2009	2010	2011	2012	2013
Net Debt	$770	$794	$828	$832	$824	$823
Net Debt + Preferred Stock	$870	$913	$881	$872	$824	$823
L8QA OCF[2]	$109	$95	$104	$117	$136	$144

(1) Leverage shown on a two year blended basis to account for biennial shifts in political revenues
(2) As defined in Senior Credit Facility; 2013 pro forma for acquisitions completed as of 12/31/13

Prudent Cost Management and Increasing Margins

- Gray TV continues to grow operating margins through identified operational efficiencies

- Decreased operating costs by converting to digital

Increasing Operating Cash Flow Margins



Margin expansion
36%
26%
39%
32%
43%
33%
2008
2009
2010
2011
2012
2013

Historical as reported basis.

2013 Operating Performance

2013 Highlights

- Strength in revenue driven by automotive and retransmission, etc.
- Local revenue +6% vs. 2012 and +9% vs. 2011
- National Revenue +3% vs. 2012 and +3% vs. 2011
- OCF +18% from 2011 to 2013

Net Revenue(2)



($ in millions)
+ 13%
$307
$346
YTD 2011
YTD 2013

Operating Cash Flow(3)



($ in millions)
+ 18%
$97
$114
YTD 2011
YTD 2013

Free Cash Flow(2)



($ in millions)
+ 116%
$18
$39
YTD 2011
YTD 2013

(1) YTD signifies year to date December 31st
(2) Historical as reported. Free cash flow defined as Operating Cash Flow less cash interest, cash taxes and capital expenditures.
(3) As defined in Senior Credit Facility; Historical as reported basis.

YTD 3/31/14 Operating Performance Update(1)

gray

YTD 2014 Highlights

- Strength in revenue driven by automotive +11% and retransmission revenue
- Local revenue +10% vs. YTD 2013
- Retransmission Revenue +66% vs. YTD 2012

Net Revenue

($ in millions)



+ 17%
$78.2
$91.3
YTD 2013
YTD 2014

Operating Cash Flow

($ in millions)



+ 21%
$21.4
$25.8
YTD 2013
YTD 2014

Free Cash Flow(2)

($ in millions)



+ 190%
$2.8
$8.2
YTD 2013
YTD 2014

(1) All data on as reported basis. YTD signifies year to date March 31st.
(2) Free Cash Flow is defined as Operating Cash Flow less cash interest, cash taxes and capital expenditures.

Recent Completed Acquisitions

Purchaser	Seller	Price	Market	DMA	Affiliation	Station(s)	Closed Date
Gray	Prime Cities Broadcasting, Inc.	$7.5 Million[1]	Minot-Bismarck-Dickinson, ND	145	FOX	KNDX/KXND LMA Commenced May 1, 2014	5/1/14
Gray	Mission TV, LLC	$7.8 Million	Rapid City, SD	173	FOX	KEVN/KIVV	5/1/14
Gray	Lockwood Broadcasting Group	$5.5 Million	Charleston-Huntington, WV	65	CW	WQCW/WOCW LMA Commenced February 2014	4/1/14

Acquisitions bring:

- Immediately accretive free cash flow
- Operating synergies
- Attractive "buy side" purchase multiples below 7x based on pro forma 2013/2014 average BCF including estimated synergies

(1) Price includes $0.5 million for low power station, which is still pending.

Pending Acquisitions
(closings subject to regulatory approval expected Q2 or Q3 2014)

Purchaser	Seller	Price	Market	DMA	Affiliation	Station(s)
Gray/Excalibur	**Hoak Media, LLC/ Parker Broadcasting, Inc.**	$297.5 Million	Lincoln-Hastings-Kearney, NE	105	NBC	KHAS(2)
			Sioux Falls, SD	111	ABC & CW	KSFY/KABY/ KPRY(1)
			Fargo–Valley City, ND	116	NBC CBS	KVLY(1) KXJB(2)
			Monroe, LA	137	CBS & CW ABC	KNOE(1) KAQY(2)
			Minot-Bismarck – Dickinson, ND	145	NBC	KFYR/KMOT/KUMV/ KQCD(1)
			Alexandria, LA	179	NBC & CBS	KALB(1)
			North Platte, NE	208	NBC & FOX	KNOP/KIIT-LP(1)
Gray	**Intermountain West Comm.**	$1.9 Million	Helena, MT Great Falls, MT	205 191	NBC NBC	KTVH LMA to start KBGF 6/1/2014
	Rocky Mtn. Broadcast Co.		Helena, MT	205	CW	KMTF

Recently announced acquisitions bring:

- Immediately accretive free cash flow
- Operating synergies
- Market leading stations
- Attractive "buy side" purchase multiples below 7x based on pro forma 2013/2014 average BCF including estimated synergies

(1) Gray to acquire.
(2) Excalibur to acquire.

Capitalization Overview

Current Capitalization

($ in Millions)	3/31/2014	12/31/2013
Cash and Cash Equivalents	$27.0	$13.5
$40MM Revolver due 2017	0.0	0.0
Term Loan B due 2019 (L + 350/ 1.0% LIBOR Floor)	159.0	159.0
Total First Lien Debt	**159.0**	**159.0**
7.500% Senior Unsecured Notes due 2020	675.0	675.0
Other	3.0	3.0
Total Debt	**837.0**	**837.0**
Market Capitalization(1)(2)	606.9	838.6
Total Capitalization	**$1,443.9**	**$1,695.6**
L8QA OCF(3)	$146.4	$147.0
LTM OCF(4)	$120.4	$116.1
Total First Lien Debt, Net Cash(5)/L8QA OCF	0.95x	0.99x
Total Debt, Net Cash(5)/L8QA OCF	5.58x	5.60x
Total First Lien Debt, Net Cash(5)/LTM OCF	1.15x	1.25x
Total Debt, Net Cash(5)/LTM OCF	6.79x	7.09x

(1) Based on 12/31/2013 GTN share price of $14.88 and 57.7 million shares outstanding (combines GTN and GTN.A)
(2) Based on 3/31/2014 GTN share price of $10.37 and 58.5 million shares outstanding (combines GTN and GTN.A)
(3) OCF as defined in the existing Senior Credit Facility for the last eight quarters on an annualized basis, pro forma for completed acquisitions
(4) OCF as defined in the existing Senior Credit Facility for the last twelve months, pro forma for completed acquisitions
(5) Net cash up to $20 million as defined in the existing Credit Agreement

Pro Forma – closed and announced transactions

Own/Operate stations:

- 42 markets / DMAs 61-208 / 7.4% U.S. Households
- #1 Ranked 28 of 42 markets / #1 or #2 Ranked in 38 of 42 markets
- 11 state capitals / 22 university towns
- 139 program streams
  - 75 Big 4 Affiliations

	Currently		Pending[1]	Pending
Total	Owned	Operated	Launch	Acquisition
14 ABC	8	1	1	4
27 CBS	24	-	-	3
24 NBC	14	-	-	10
10 FOX	7	2	-	1
75 Total	53	3	1	18

  - 64 Additional affiliations with CW/MyNetwork/MeTV/This TV/ Living Well/Antenna TV/Telemundo/Cozi[2]

(1) ABC Laredo, TX expected to commence July, 2014.
(2) Certain program channels are affiliated with more than one additional network simultaneously.

gray

Television • Digital • Mobile

Gray Non-GAAP Reconciliations

Gray Non-GAAP Reconciliation

Non-GAAP Terms

- From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow and Broadcast Cash Flow Less Cash Corporate Expenses a.k.a. "Adjusted EBITDA", Operating Cash Flow (as defined in Gray's senior credit facility) and Free Cash Flow. These non-GAAP amounts are used by us to review our operating performance, approximate cash generation by normal business activities and to calculate a key financial performance covenant contained in our debt agreements. These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

- **Broadcast Cash Flow:** Broadcast Cash Flow is defined as net income plus corporate and administrative expenses, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue and network payments.

- **Broadcast Cash Flow Less Cash Corporate Expenses a.k.a. "Adjusted EBITDA":** Corporate and administrative expenses (excluding depreciation, amortization and non-cash stock-based compensation) are deducted from Broadcast Cash Flow to calculate "Broadcast Cash Flow Less Cash Corporate Expenses."

Gray Non-GAAP Reconciliation (Continued)

- **Operating Cash Flow:** Operating cash flow is defined as net income (loss) plus depreciation and amortization (including amortization of program broadcast rights), impairment of goodwill and broadcast licenses, loss on disposal of assets, loss on early extinguishment of debt, income tax expense, miscellaneous expense, interest expense, expense of common stock contributed to the Company's 401(k) plan, network expense per network affiliation agreements, pension expense and other, less gain on disposal of assets, payment for program broadcast rights, network compensation revenue, network compensation per network affiliation agreements, contributions to pension plans, miscellaneous income, income tax benefit and other.

- **Free Cash Flow:** Interest expense, payment of federal and state income taxes and purchases of property and equipment are deducted and amortization of deferred loan costs, the discount on proceeds from assets sales and insurance reimbursements and the receipt of federal and state income tax refunds are added to operating cash flow to calculate free cash flow.

These non-GAAP terms are not defined in GAAP and the Company's definitions may differ from, and therefore not be comparable to, similarly titled measurers used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Gray Non-GAAP Reconciliation (Continued)

	Year Ended December 31,						
	2007	2008	2009	2010	2011	2012	2013
Net income (loss)	$ (23,151)	$ (202,016)	$ (23,047)	$ 23,163	$ 9,035	$ 28,129	$ 18,288
Adjustments to reconcile from net income (loss) to Broadcast Cash Flow:							
Depreciation	38,556	34,561	32,595	30,630	28,163	23,133	24,098
Amortization of intangible assets	825	792	577	479	125	75	336
Non-cash stock based compensation	1,248	1,450	1,388	332	136	678	1,974
Gain on disposals of assets, net	(248)	(1,632)	(7,628)	(1,909)	(2,894)	(31)	765
Miscellaneous (income) expense, net	(972)	53	(54)	(44)	(3)	(2)	-
Interest expense	67,189	54,079	69,068	70,045	61,777	59,443	52,445
Loss on early extinguishment of debt	22,853	-	8,352	349	-	46,683	-
Income tax expense (benefit)	(12,543)	(111,011)	(11,260)	13,447	4,539	19,188	13,147
Amortization of program broadcast rights	15,194	16,070	15,130	15,410	13,484	11,081	11,367
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	2,150	1,641	(19)	30	29	26	28
Network compensation revenue recognized	(768)	(752)	(653)	(562)	(696)	(627)	(615)
Network compensation per network affiliation agreement	301	121	30	(196)	(240)	(60)	-
Payments for program broadcast rights	(14,101)	(13,968)	(15,287)	(15,473)	(15,915)	(11,839)	(11,433)
Impairment of goodwill and broadcast licenses	-	338,681	-	-	-	-	-
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**96,535**	**118,069**	**69,212**	**135,701**	**95,558**	**176,077**	**110,398**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	13,842	12,647	12,780	13,213	14,037	15,049	17,838
Broadcast Cash Flow	**$ 110,377**	**$ 130,716**	**$ 81,992**	**$ 148,914**	**$ 109,595**	**$ 191,126**	**$ 128,234**
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. Adjusted EBITDA	$ 96,535	$ 118,069	$ 69,212	$ 135,701	$ 95,558	$ 176,077	$ 110,398
Pension expense	3,174	3,157	5,200	4,892	5,120	7,874	8,626
Pension cash funding	(3,055)	(2,891)	(3,487)	(4,423)	(3,109)	(9,402)	(4,748)
Other items	1,864	556	398	(52)	(577)	(399)	(477)
Operating Cash Flow as defined in senior credit facility	**$ 98,518**	**$ 118,891**	**$ 71,329**	**$ 136,118**	**$ 96,992**	**$ 174,150**	**$ 113,799**
Less interest expense	(67,189)	(54,079)	(69,068)	(70,045)	(61,777)	(59,443)	(52,445)
Addback amortization of deferred financing	987	475	329	2,051	2,943	2,723	1,903
Less capital expenditures, net of insurance or asset sale proceeds	(24,544)	(15,586)	(17,652)	(19,111)	(20,950)	(22,937)	(23,817)
Less cash taxes (refund)	24	(225)	(97)	88	(465)	(836)	(519)
Addback amortization of original issue discount	-	-	-	902	1,353	1,127	(9)
Free Cash Flow	**$ 7,776**	**$ 49,476**	**$ (15,185)**	**$ 50,008**	**$ 18,098**	**$ 94,784**	**$ 38,912**

Gray Non-GAAP Reconciliation (Continued)

	Quarter Ended March 31, 2012	Quarter Ended March 31, 2013	Quarter Ended March 31, 2014	Trailing 12 Months Ended 3/31/2013	Trailing 12 Months Ended 3/31/2014	LSQA 3/31/2014
Net income	$ 3,371	$ 870	$ 1,277	$ 25,628	$ 18,695	$ 22,162
Adjustments to reconcile from net income to Broadcast Cash Flow:						
Depreciation	5,891	5,800	6,384	23,042	24,680	23,861
Amortization of intangible assets	19	19	289	75	606	341
Non-cash stock based compensation	14	136	2,071	1,000	3,909	2,455
Gain on disposals of assets, net	65	(28)	331	(124)	1,124	500
Miscellaneous income, net	(2)	(1)	-	(1)	1	-
Interest expense	15,163	12,540	15,274	56,820	55,179	56,000
Loss on early extinguishment of debt		-	-	46,683	-	23,342
Income tax expense (benefit)	2,289	1,651	859	18,550	12,355	15,453
Amortization of program broadcast rights	2,758	2,837	2,913	11,160	11,443	11,302
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	7	7	6	26	27	27
Network compensation revenue recognized	(157)	(157)	(108)	(627)	(586)	(597)
Network compensation per network affiliation agreement	(60)	-	-	-	-	-
Payments for program broadcast rights	(2,795)	(2,853)	(3,823)	(11,897)	(12,403)	(12,150)
Impairment of goodwill and broadcast licenses	-	-	-	-	-	-
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	**26,563**	**20,821**	**25,473**	**170,335**	**115,050**	**142,693**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	3,092	3,688	5,146	15,645	19,294	17,470
Broadcast Cash Flow	**$ 29,655**	**$ 24,509**	**$ 30,619**	**$ 185,980**	**$ 134,344**	**$ 160,162**
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a Adjusted EBITDA	$ 26,563	$ 20,821	$ 25,473	$ 170,335	$ 115,050	$ 142,693
Pension Expense	1,871	2,154	1,573	8,157	8,045	8,101
Pension Cash Funding	(988)	(1,517)	(962)	(9,931)	(4,193)	(7,062)
Other items	(130)	(61)	(244)	(330)	(660)	(495)
Operating Cash Flow as defined in senior credit facility	**$ 27,316**	**$ 21,397**	**$ 25,840**	**$ 168,231**	**$ 118,242**	**$ 143,237**
Less interest expense	(15,163)	(12,540)	(15,274)	(56,820)	(55,179)	(56,000)
Addback amortization of deferred financing	753	411	692	2,381	2,184	2,263
Less capital expenditures, net of insurance or asset sale proceeds	(6,815)	(6,430)	(2,821)	(22,552)	(20,206)	(21,380)
Less cash taxes (refund)	(5)	(81)	(31)	(912)	(469)	(691)
Addback amortization of original issue discount	336	69	(216)	858	(294)	262
Free Cash Flow	**$ 6,424**	**$ 2,826**	**$ 8,190**	**$ 91,186**	**$ 44,276**	**$ 67,731**

Gray Non-GAAP Reconciliation (Continued)

Pro Forma Non-GAAP Reconciliation - Completed Acquisitions as of 3-31-14

	Year Ended December 31, 2012	Year Ended December 31, 2013	Three Months Ended March 31, 2012	Three Months Ended March 31, 2013	Three Months Ended March 31, 2014	Trailing Twelve Months Ended 3/31/13	Trailing Twelve Months Ended 3/31/2014	LSQA 3/31/2014
Net income	$ 29,304	$ 17,940	$ 3,015	$ 698	$ 1,212	$ 26,987	$ 18,454	$ 22,721
Adjustments to reconcile from net income to Broadcast Cash Flow:								
Depreciation	24,045	24,825	6,241	6,020	6,405	23,825	25,210	24,517
Amortization of intangible assets	403	610	99	101	289	405	798	602
Non-cash stock based compensation	878	1,974	14	136	2,071	1,000	3,909	2,455
Gain on disposals of assets, net	(31)	765	65	(28)	331	(124)	1,124	500
Miscellaneous income, net	1,913	886	502	509	125	1,920	482	1,201
Interest expense	59,443	53,145	15,163	12,540	15,274	56,820	55,879	56,350
Loss on early extinguishment of debt	46,683	-	-	-	-	46,683	-	23,342
Income tax expense	19,188	13,147	2,289	1,651	859	18,550	12,355	15,453
Amortization of program broadcast rights	11,081	11,367	2,758	2,837	2,913	11,160	11,443	11,302
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	26	26	7	7	6	26	27	27
Network compensation revenue recognized	(627)	(615)	(157)	(157)	(108)	(627)	(566)	(597)
Network compensation per network affiliation agreement	(60)	-	(60)	-	-	-	-	-
Payments for program broadcast rights	(11,839)	(11,433)	(2,795)	(2,853)	(3,823)	(11,897)	(12,403)	(12,150)
Other items	30	670	(18)	(1)	-	47	671	359
Broadcast Cash Flow Less Cash Corporate Expenses, a.k.a. "Adjusted EBITDA"	**180,437**	**113,289**	**27,123**	**21,460**	**25,554**	**174,774**	**117,383**	**146,079**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	15,049	17,836	3,092	3,686	5,146	15,645	19,294	17,470
Broadcast Cash Flow	**$195,486**	**$131,125**	**$ 30,215**	**$ 25,146**	**$ 30,700**	**$190,419**	**$136,677**	**$163,548**
Broadcast Cash Flow Less Cash Corporate Expenses	$180,437	$113,289	$ 27,123	$ 21,460	$ 25,554	$174,774	$117,383	$146,079
Pension Expense	7,874	8,626	1,871	2,154	1,573	8,157	8,045	8,101
Pension Cash Funding	(9,402)	(4,748)	(968)	(1,517)	(962)	(9,931)	(4,193)	(7,062)
Other items	(587)	(601)	(67)	(35)	(230)	(555)	(796)	(676)
Operating Cash Flow as defined in senior credit facility	**$178,322**	**$116,566**	**$ 27,939**	**$ 22,062**	**$ 25,935**	**$172,445**	**$120,439**	**$146,442**
Less interest expense	(59,443)	(53,145)	(15,163)	(12,540)	(15,274)	(56,820)	(55,879)	(56,350)
Addback amortization of deferred financing	2,723	1,903	753	411	692	2,361	2,184	2,283
Less capital expenditures, net of insurance or asset sale proceeds	(22,937)	(23,817)	(6,815)	(6,430)	(2,821)	(22,552)	(20,206)	(21,380)
Less cash taxes	(836)	(519)	(5)	(81)	(31)	(912)	(469)	(691)
Addback amortization of original issue discount	1,127	(9)	336	69	(216)	858	(294)	282
Free Cash Flow	**$ 98,956**	**$ 40,979**	**$ 7,047**	**$ 3,491**	**$ 8,285**	**$ 95,400**	**$ 45,773**	**$ 70,587**

SAFE-HARBOR

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause actual results to differ materially from those expressed in or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, and may be contained in reports subsequently filed with the SEC.

NYSE: GTN
Investor Presentation